LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$1,044,558,000 (Approximate)

STRUCTURED ASSET SECURITIES CORPORATION,

SERIES 2005-AR1

SENIOR/SUBORDINATE CERTIFICATES

Available Funds Floaters

No Hard Cap – Act/360 – No Delay

To 10% Call
			Est.	Payment			Legal
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/S&P)
A1(4)	489,325,000	1 M LIBOR	1.84	1-77	23.55%	TBD	10/25/2035	Aaa/AAA
A2(4)	54,369,000	1 M LIBOR	1.84	1-77	23.55%	TBD	10/25/2035	Aaa/AAA
A3(5)	175,647,000	1 M LIBOR	0.85	1-23	23.55%	TBD	10/25/2035	Aaa/AAA
A4(5)	74,617,000	1 M LIBOR	3.00	23-75	23.55%	TBD	10/25/2035	Aaa/AAA
A5(5)	19,119,000	1 M LIBOR	6.40	75-77	23.55%	TBD	10/25/2035	Aaa/AAA
M1	39,893,000	1 M LIBOR	4.95	50-77	19.75%	TBD	10/25/2035	Aa1/AA+
M2	63,513,000	1 M LIBOR	4.66	43-77	13.70%	TBD	10/25/2035	Aa2/AA
M3	26,770,000	1 M LIBOR	4.51	42-77	11.15%	TBD	10/25/2035	Aa3/AA-
M4	[14,697,000]	1 M LIBOR	4.46	41-77	9.75%	TBD	10/25/2035	NOT OFFERED
M5	[8,398,000]	1 M LIBOR	4.45	40-77	8.95%	TBD	10/25/2035	NOT OFFERED
M6	[15,747,000]	1 M LIBOR	4.43	40-77	7.45%	TBD	10/25/2035	NOT OFFERED
M7	[15,747,000]	1 M LIBOR	4.39	39-77	5.95%	TBD	10/25/2035	NOT OFFERED
M8	[20,996,000]	1 M LIBOR	4.37	38-77	3.95%	TBD	10/25/2035	NOT OFFERED
M9	[10,498,000]	1 M LIBOR	4.36	38-77	2.95%	TBD	10/25/2035	NOT OFFERED
B1	[9,448,000]	1 M LIBOR	4.30	37-77	2.05%	TBD	10/25/2035	NOT OFFERED
B2	[5,774,000]	1 M LIBOR	4.09	37-69	1.50%	TBD	10/25/2035	NOT OFFERED

To Maturity
			Est.	Payment			Legal
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/S&P)
A1(4)	489,325,000	1 M LIBOR	2.01	1-172	23.55%	TBD	10/25/2035	Aaa/AAA
A2(4)	54,369,000	1 M LIBOR	2.01	1-172	23.55%	TBD	10/25/2035	Aaa/AAA
A3(5)	175,647,000	1 M LIBOR	0.85	1-23	23.55%	TBD	10/25/2035	Aaa/AAA
A4(5)	74,617,000	1 M LIBOR	3.00	23-75	23.55%	TBD	10/25/2035	Aaa/AAA
A5(5)	19,119,000	1 M LIBOR	8.70	75-171	23.55%	TBD	10/25/2035	Aaa/AAA
M1	39,893,000	1 M LIBOR	5.41	50-148	19.75%	TBD	10/25/2035	Aa1/AA+
M2	63,513,000	1 M LIBOR	5.10	43-142	13.70%	TBD	10/25/2035	Aa2/AA
M3	26,770,000	1 M LIBOR	4.93	42-131	11.15%	TBD	10/25/2035	Aa3/AA-
M4	[14,697,000]	1 M LIBOR	4.86	41-124	9.75%	TBD	10/25/2035	NOT OFFERED
M5	[8,398,000]	1 M LIBOR	4.82	40-120	8.95%	TBD	10/25/2035	NOT OFFERED
M6	[15,747,000]	1 M LIBOR	4.78	40-117	7.45%	TBD	10/25/2035	NOT OFFERED
M7	[15,747,000]	1 M LIBOR	4.71	39-111	5.95%	TBD	10/25/2035	NOT OFFERED
M8	[20,996,000]	1 M LIBOR	4.62	38-104	3.95%	TBD	10/25/2035	NOT OFFERED
M9	[10,498,000]	1 M LIBOR	4.49	38-91	2.95%	TBD	10/25/2035	NOT OFFERED
B1	[9,448,000]	1 M LIBOR	4.31	37-81	2.05%	TBD	10/25/2035	NOT OFFERED
B2	[5,774,000]	1 M LIBOR	4.09	37-69	1.50%	TBD	10/25/2035	NOT OFFERED

(1)

Subject to a permitted variance of + 5% in the aggregate.

(2)

The Certificates will be priced assuming a prepayment speed equal to 30% CPR.

(3)

The credit enhancement includes the overcollateralization target of approximately 1.50%.  However, the overcollateralization will equal 0.50% on the Closing Date.  Excess interest will be used to achieve or maintain the Overcollateralization Target as described herein.

(4)

The Class A1 and A2 Certificates are the Senior Certificates of Group 1.

(5)

The Class A3, A4 and A5 Certificates are the Senior Certificates of Group 2.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1 and Group 2 in proportion to the aggregate collateral balance of each group and then from the unrelated group, to the extent unpaid.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

Concurrently, to the Senior Certificates:

A)

All principal from Group 1 will be paid to the Class A1 and A2 Certificates:

(i)

If a Sequential Trigger Event (as defined herein) is not in effect, all principal from Group 1 will be paid to the Class A1 and Class A2 Certificates, pro rata in proportion to their outstanding balance, until they have been reduced to zero; or

(ii)

If a Sequential Trigger Event is in effect, all principal from Group 1 will be paid to the Class A1 and Class A2 Certificates, sequentially and in that order, until they have been reduced to zero;

B)

All principal from Group 2 will be paid to the Class A3, A4 and A5 Certificates, sequentially and in that order, until they have been reduced to zero;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, to be paid as described above, until all the Senior Certificates have been reduced to zero;

3)

To pay to the Certificate Insurer any unreimbursed insured payments remaining unpaid plus all amounts due under the insurance agreement, together with interest thereon at the rate specified in the trust agreement (after application of interest received or advanced for this purpose on such Distribution Date); and

4)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the related Senior Certificates, to be paid as described in (I)(1) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate;

3)

To pay to the Certificate Insurer any unreimbursed insured payments remaining unpaid plus all amounts due under the insurance agreement, together with interest thereon at the rate specified in the trust agreement (after application of interest received or advanced for this purpose on such Distribution Date); and

4)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

The “Stepdown Date” is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) is greater than or equal to 47.10% (the “Targeted Senior Enhancement Percentage”) or (ii) the 37th Distribution Date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4, A5, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) their Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on November 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from any of Group 1 and Group 2 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To the Certificate Insurer, any accrued and unpaid Certificate Insurance Fee;

(4)

To pay Current Interest and Carryforward Interest to the Class A1 and A2 Certificates from Group 1 Interest on a pro rata basis;

(5)

To pay Current Interest and Carryforward Interest to the Class A3, A4 and A5 Certificates from Group 2 Interest on a pro rata basis;

(6)

Concurrently, to pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis, to the extent not paid above;

(7)

To pay to the Certificate Insurer any unreimbursed insured payments remaining unpaid plus all amounts due under the insurance agreement, together with interest thereon at the rate specified in the trust agreement;

(8)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order;

(9)

To pay the Credit Risk Manager Fee;

(10)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the trust agreement;

(11)

Any interest remaining after the application of (1) through (10) above will be deemed excess interest for such Distribution Date and will be distributed as principal, to the Senior Certificates according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target for such Distribution Date;

(12)

To pay principal to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target for such Distribution Date;

(13)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Deferred Amounts, sequentially and in that order;

(14)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4 and A5 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(15)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

(16)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 58-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period. The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”). Payments on both legs of the swap are calculated on an actual/360 basis.

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0.00	0.00	31	212,493,000.00	4.89
2	805,960,000.00	4.50	32	202,395,000.00	4.90
3	779,622,000.00	4.57	33	194,172,000.00	4.90
4	750,605,000.00	4.68	34	186,286,000.00	4.91
5	721,795,000.00	4.76	35	178,726,000.00	4.92
6	693,847,000.00	4.82	36	171,357,000.00	4.92
7	666,734,000.00	4.85	37	164,349,000.00	4.93
8	640,433,000.00	4.85	38	157,666,000.00	4.94
9	614,918,000.00	4.86	39	151,348,000.00	4.94
10	590,166,000.00	4.87	40	145,304,000.00	4.95
11	566,154,000.00	4.88	41	139,480,000.00	4.96
12	542,862,000.00	4.87	42	133,872,000.00	4.97
13	520,266,000.00	4.91	43	128,483,000.00	4.97
14	498,347,000.00	4.86	44	123,308,000.00	4.98
15	477,083,000.00	4.84	45	118,336,000.00	4.99
16	456,457,000.00	4.83	46	113,560,000.00	5.00
17	436,448,000.00	4.83	47	108,972,000.00	5.01
18	417,038,000.00	4.83	48	104,566,000.00	5.02
19	398,210,000.00	4.83	49	100,333,000.00	5.03
20	379,946,000.00	4.83	50	96,266,000.00	5.04
21	362,229,000.00	4.84	51	92,362,000.00	5.05
22	345,120,000.00	4.84	52	88,610,000.00	5.06
23	328,523,000.00	4.84	53	85,007,000.00	5.07
24	312,421,000.00	4.85	54	81,546,000.00	5.07
25	296,799,000.00	4.85	55	78,222,000.00	5.08
26	281,645,000.00	4.86	56	75,029,000.00	5.08
27	266,942,000.00	4.87	57	71,961,000.00	5.08
28	252,705,000.00	4.87	58	69,013,000.00	5.08
29	238,893,000.00	4.88	59	66,171,000.00	5.08
30	225,493,000.00	4.89

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis, to the extent unpaid;

(4)

To pay to the Certificate Insurer any unreimbursed insured payments remaining unpaid plus all amounts due under the insurance agreement, together with interest thereon at the rate specified in the trust agreement;

(5)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, to the extent unpaid;

(6)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target for such Distribution Date*;

(7)

To pay to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, any Deferred Amounts, to the extent unpaid*;

(8)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4 and A5 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(9)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order, to the extent not yet paid;

(10)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(11)

All remaining amounts to the holder of the Class X Certificates.

* Amounts paid under steps (6) and (7) in each of the Swap Account Payment Priority and Interest Rate Cap Payment Priority must be limited to Cumulative Realized Losses.

Interest Rate Cap Agreement

An Interest Rate Cap Agreement will be purchased by the Trust. The 58-month Interest Rate Cap Agreement will have a strike rate of 5.50%. It will contribute cash in the event one-month LIBOR rises above the strike rate.

The notional balance of the Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the cap the Trust intends to purchase.

Month	Approximate Notional Balance ($)	Month	Approximate Notional Balance ($)
1	0.00	31	183,716,000.00
2	183,716,000.00	32	181,202,000.00
3	183,716,000.00	33	177,189,000.00
4	183,716,000.00	34	173,244,000.00
5	183,716,000.00	35	169,324,000.00
6	183,716,000.00	36	165,556,000.00
7	183,716,000.00	37	161,758,000.00
8	183,716,000.00	38	157,957,000.00
9	183,716,000.00	39	154,104,000.00
10	183,716,000.00	40	150,289,000.00
11	183,716,000.00	41	146,549,000.00
12	183,716,000.00	42	142,877,000.00
13	183,716,000.00	43	139,261,000.00
14	183,716,000.00	44	135,701,000.00
15	183,716,000.00	45	132,198,000.00
16	183,716,000.00	46	128,751,000.00
17	183,716,000.00	47	125,361,000.00
18	183,716,000.00	48	122,027,000.00
19	183,716,000.00	49	118,751,000.00
20	183,716,000.00	50	115,531,000.00
21	183,716,000.00	51	112,368,000.00
22	183,716,000.00	52	109,261,000.00
23	183,716,000.00	53	106,211,000.00
24	183,716,000.00	54	103,217,000.00
25	183,716,000.00	55	100,280,000.00
26	183,716,000.00	56	97,397,000.00
27	183,716,000.00	57	94,571,000.00
28	183,716,000.00	58	91,801,000.00
29	183,716,000.00	59	89,096,000.00
30	183,716,000.00

One business day prior to each Distribution Date, the cap provider will make payments equal to the product of (a) the Interest Rate Cap Agreement notional balance for that month, (b) the excess, if any, of one-month LIBOR for such determination date over the strike rate and (c) the actual number of days in the corresponding Accrual Period divided by 360.

Interest Rate Cap Payment Priority

All payments due under the Interest Rate Cap Agreement will be allocated in the following order of priority:

(1)

To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis, to the extent unpaid;

(2)

 To pay to the Certificate Insurer any unreimbursed insured payments remaining unpaid plus all amounts due under the insurance agreement, together with interest thereon at the rate specified in the trust agreement;

(3)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, to the extent unpaid;

(4)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4 and A5 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(5)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order, to the extent not yet paid;

(6)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target for such Distribution Date*;

(7)

To pay to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, any Deferred Amounts, to the extent unpaid*; and

(8)

All remaining amounts to the holder of the Class X Certificates.

* Amounts paid under steps (6) and (7) in each of the Swap Account Payment Priority and Interest Rate Cap Payment Priority must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the sum of (A) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty and (B) in the case of Group 1, for as long as the Class A2 Certificates remain outstanding, the Certificate Insurance Fee, and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for both the groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any Group have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to (1) the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related Collection Period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The majority of the Mortgage Loans were originated by Argent (96.09%) and Ameriquest (3.91%) and as of the Closing Date are serviced by Wells Fargo (69.18%) and HomEq (30.82%).

Mortgage Insurance

Approximately 74.87 % of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by Mortgage Guaranty Insurance Corp., Republic Mortgage Insurance Corp., and PMI.  This coverage will generally reduce the effective LTV of the insured loans to 60%.

Credit Risk Manager

The Risk Management Group LLC (“RMG”) will act as a credit risk manager on behalf of the Trust.  RMG’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of RMG’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

•

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall and Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3, A4 and A5 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and the Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3, A4 and A5 Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2, A3, A4 and A5 will have limited protection by means of the subordination of the Class B Certificates and the Class M Certificates.  Classes A1, A2, A3, A4 and A5 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and to the Class B Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and the Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest

will be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (“Overcollateralization” or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” with respect to any Distribution Date prior to the Stepdown Date is equal to approximately 1.50% of the Cut-Off Date collateral balance.  The OC Target with respect to any Distribution Date on or after the Stepdown Date and for which a Trigger Event is not in effect is equal the greater of (i) the lesser of (a) approximately 1.50% of the Cut-Off Date collateral balance and (b) approximately 3.00% of the current collateral balance, after giving effect to distributions on that Distribution Date, and (ii) approximately 0.50% of the Cut-Off Date collateral balance.  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the OC Target will be equal to the OC Target for the immediately preceding Distribution Date.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [31.80]% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

December 2008 to November 2009

[1.75]% for the first month, plus an additional 1/12th of

[1.00]% for each month thereafter

December 2009 to November 2010

[2.75]% for the first month, plus an additional 1/12th of

[0.80]% for each month thereafter

December 2010 to November 2011

[3.55]% for the first month, plus an additional 1/12th of

[0.45]% for each month thereafter

December 2011 and thereafter

[4.00]%

A “Sequential Trigger Event” is in effect on any Distribution Date if (a) before the 37th Distribution Date, the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance exceeds [1.75]%, or (b) on or after the 37th Distribution Date, a Trigger Event is in effect.

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date collateral balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class B Certificates, the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315
Syndicate
	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519
MBS Banking
	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Christina Barretto	(212) 526-2185
	Shelly Garg	(212) 526-0198
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	Linda Kwok	(212) 438-2610
Moody’s	Keren Gabay	(212) 553-2728
Fitch	Gregory Hackett	(212) 908-0686

Summary of Terms
Issuer:	Structured Asset Securities Corporation, Series 2005-AR1
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	Risk Management Group LLC
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	[TBD]
Cap Counterparty:	[TBD]
Certificate Insurer:	CIFG Assurance North America, Inc. (“CIFG NA”)
Certificate Insurance Fee:	The monthly premium payable to the Certificate Insurer under the trust agreement with respect to the Class A2 Certificates.
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in December 2005.
Cut-Off Date:	November 1, 2005
Pricing Date:	Week of November 21, 2005
Closing Date:	November 30, 2005
Settlement Date:	November 30, 2005
Delay Days:	0 day delay – All Classes
Dated Date:	November 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Credit Risk Manager Fee:	[0.011%] of the loan principal balance annually.
Servicing Fee:	The servicing fee is equal to 0.50% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC and Euroclear for Rule 144A and Regulation S.
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Class A Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates and Class B Certificates.
SMMEA Eligibility:	None of the Certificates are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes.

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.07	2.38	1.84	1.37	1.09
Window (mos)	1-119	1-94	1-77	1-64	1-34
Expected Final Mat.	10/25/2015	9/25/2013	4/25/2012	3/25/2011	9/25/2008

Class A2
Avg. Life (yrs)	3.07	2.38	1.84	1.37	1.09
Window (mos)	1-119	1-94	1-77	1-64	1-34
Expected Final Mat.	10/25/2015	9/25/2013	4/25/2012	3/25/2011	9/25/2008

Class A3
Avg. Life (yrs)	1.31	1.04	0.85	0.72	0.61
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	11/25/2008	3/25/2008	10/25/2007	6/25/2007	3/25/2007

Class A4
Avg. Life (yrs)	5.46	4.15	3.00	2.15	1.83
Window (mos)	36-116	28-92	23-75	19-34	16-29
Expected Final Mat.	7/25/2015	7/25/2013	2/25/2012	9/25/2008	4/25/2008

Class A5
Avg. Life (yrs)	9.90	7.81	6.40	4.28	2.60
Window (mos)	116-119	92-94	75-77	34-64	29-34
Expected Final Mat.	10/25/2015	9/25/2013	4/25/2012	3/25/2011	9/25/2008

Class M1
Avg. Life (yrs)	6.43	5.28	4.95	5.27	3.45
Window (mos)	37-119	43-94	50-77	60-64	34-55
Expected Final Mat.	10/25/2015	9/25/2013	4/25/2012	3/25/2011	6/25/2010

Class M2
Avg. Life (yrs)	6.43	5.21	4.66	4.61	4.57
Window (mos)	37-119	40-94	43-77	47-64	54-55
Expected Final Mat.	10/25/2015	9/25/2013	4/25/2012	3/25/2011	6/25/2010

Class M3
Avg. Life (yrs)	6.43	5.18	4.51	4.23	4.29
Window (mos)	37-119	39-94	42-77	44-64	48-55
Expected Final Mat.	10/25/2015	9/25/2013	4/25/2012	3/25/2011	6/25/2010

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M4
Avg. Life (yrs)	6.43	5.16	4.46	4.11	4.05
Window (mos)	37-119	39-94	41-77	43-64	46-55
Expected Final Mat.	10/25/2015	9/25/2013	4/25/2012	3/25/2011	6/25/2010

Class M5
Avg. Life (yrs)	6.43	5.16	4.45	4.07	3.95
Window (mos)	37-119	38-94	40-77	42-64	45-55
Expected Final Mat.	10/25/2015	9/25/2013	4/25/2012	3/25/2011	6/25/2010

Class M6
Avg. Life (yrs)	6.43	5.15	4.43	4.02	3.86
Window (mos)	37-119	38-94	40-77	41-64	43-55
Expected Final Mat.	10/25/2015	9/25/2013	4/25/2012	3/25/2011	6/25/2010

Class M7
Avg. Life (yrs)	6.43	5.15	4.39	3.97	3.77
Window (mos)	37-119	38-94	39-77	40-64	41-55
Expected Final Mat.	10/25/2015	9/25/2013	4/25/2012	3/25/2011	6/25/2010

Class M8
Avg. Life (yrs)	6.43	5.14	4.37	3.91	3.67
Window (mos)	37-119	37-94	38-77	39-64	39-55
Expected Final Mat.	10/25/2015	9/25/2013	4/25/2012	3/25/2011	6/25/2010

Class M9
Avg. Life (yrs)	6.43	5.13	4.36	3.87	3.60
Window (mos)	37-119	37-94	38-77	38-64	39-55
Expected Final Mat.	10/25/2015	9/25/2013	4/25/2012	3/25/2011	6/25/2010

Class B1
Avg. Life (yrs)	6.39	5.09	4.30	3.83	3.52
Window (mos)	37-119	37-94	37-77	38-64	38-55
Expected Final Mat.	10/25/2015	9/25/2013	4/25/2012	3/25/2011	6/25/2010

Class B2
Avg. Life (yrs)	6.07	4.84	4.09	3.62	3.36
Window (mos)	37-108	37-85	37-69	37-58	38-49
Expected Final Mat.	11/25/2014	12/25/2012	8/25/2011	9/25/2010	12/25/2009

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.33	2.59	2.01	1.49	1.09
Window (mos)	1-256	1-208	1-172	1-144	1-34
Expected Final Mat.	3/25/2027	3/25/2023	3/25/2020	11/25/2017	9/25/2008

Class A2
Avg. Life (yrs)	3.33	2.59	2.01	1.49	1.09
Window (mos)	1-256	1-208	1-172	1-144	1-34
Expected Final Mat.	3/25/2027	3/25/2023	3/25/2020	11/25/2017	9/25/2008

Class A3
Avg. Life (yrs)	1.31	1.04	0.85	0.72	0.61
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	11/25/2008	3/25/2008	10/25/2007	6/25/2007	3/25/2007

Class A4
Avg. Life (yrs)	5.46	4.15	3.00	2.15	1.83
Window (mos)	36-116	28-92	23-75	19-34	16-29
Expected Final Mat.	7/25/2015	7/25/2013	2/25/2012	9/25/2008	4/25/2008

Class A5
Avg. Life (yrs)	13.42	10.66	8.70	6.04	2.60
Window (mos)	116-256	92-208	75-171	34-143	29-34
Expected Final Mat.	3/25/2027	3/25/2023	2/25/2020	10/25/2017	9/25/2008

Class M1
Avg. Life (yrs)	7.14	5.84	5.41	5.93	4.78
Window (mos)	37-225	43-180	50-148	60-124	34-122
Expected Final Mat.	8/25/2024	11/25/2020	3/25/2018	3/25/2016	1/25/2016

Class M2
Avg. Life (yrs)	7.11	5.76	5.10	4.98	5.69
Window (mos)	37-217	40-174	43-142	47-119	54-101
Expected Final Mat.	12/25/2023	5/25/2020	9/25/2017	10/25/2015	4/25/2014

Class M3
Avg. Life (yrs)	7.07	5.69	4.93	4.57	4.57
Window (mos)	37-200	39-160	42-131	44-109	48-93
Expected Final Mat.	7/25/2022	3/25/2019	10/25/2016	12/25/2014	8/25/2013

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class M4
Avg. Life (yrs)	7.04	5.65	4.86	4.44	4.32
Window (mos)	37-191	39-152	41-124	43-104	46-88
Expected Final Mat.	10/25/2021	7/25/2018	3/25/2016	7/25/2014	3/25/2013

Class M5
Avg. Life (yrs)	7.02	5.63	4.82	4.39	4.21
Window (mos)	37-184	38-147	40-120	42-100	45-85
Expected Final Mat.	3/25/2021	2/25/2018	11/25/2015	3/25/2014	12/25/2012

Class M6
Avg. Life (yrs)	6.99	5.59	4.78	4.32	4.11
Window (mos)	37-180	38-143	40-117	41-98	43-83
Expected Final Mat.	11/25/2020	10/25/2017	8/25/2015	1/25/2014	10/25/2012

Class M7
Avg. Life (yrs)	6.93	5.55	4.71	4.24	3.98
Window (mos)	37-172	38-136	39-111	40-93	41-79
Expected Final Mat.	3/25/2020	3/25/2017	2/25/2015	8/25/2013	6/25/2012

Class M8
Avg. Life (yrs)	6.82	5.45	4.62	4.12	3.83
Window (mos)	37-161	37-128	38-104	39-87	39-74
Expected Final Mat.	4/25/2019	7/25/2016	7/25/2014	2/25/2013	1/25/2012

Class M9
Avg. Life (yrs)	6.65	5.30	4.49	3.98	3.68
Window (mos)	37-141	37-111	38-91	38-76	39-64
Expected Final Mat.	8/25/2017	2/25/2015	6/25/2013	3/25/2012	3/25/2011

Class B1
Avg. Life (yrs)	6.41	5.11	4.31	3.84	3.53
Window (mos)	37-127	37-100	37-81	38-68	38-57
Expected Final Mat.	6/25/2016	3/25/2014	8/25/2012	7/25/2011	8/25/2010

Class B2
Avg. Life (yrs)	6.07	4.84	4.09	3.62	3.36
Window (mos)	37-108	37-85	37-69	37-58	38-49
Expected Final Mat.	11/25/2014	12/25/2012	8/25/2011	9/25/2010	12/25/2009

Available Funds Cap Schedule* (1)(2)(3)

*The Effective Available Funds Cap is shown for the first 80 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement and payments from the Interest Rate Cap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	5.69565	5.79037	5.72703	41	21.81418	22.14385	21.92341
2	19.91651	20.00812	19.94686	42	22.49944	22.84022	22.61235
3	19.90964	20.00119	19.93997	43	21.73640	22.06631	21.84572
4	21.94402	22.04531	21.97758	44	23.18068	23.56359	23.30756
5	19.74436	19.83577	19.77464	45	22.38876	22.75944	22.51159
6	20.33992	20.43431	20.37119	46	22.34355	22.71437	22.46643
7	19.64569	19.73697	19.67593	47	23.04053	23.42385	23.16756
8	20.28379	20.37803	20.31501	48	22.24995	22.62104	22.37293
9	19.60549	19.69662	19.63568	49	22.94155	23.32515	23.06868
10	19.58113	19.67219	19.61130	50	22.44421	22.79609	22.56083
11	20.20826	20.30227	20.23941	51	22.39311	22.74513	22.50978
12	19.54527	19.63616	19.57538	52	24.73422	25.12412	24.86345
13	20.14877	20.24260	20.17985	53	22.28685	22.63917	22.40363
14	19.51396	19.60468	19.54401	54	22.97678	23.34094	23.09749
15	19.50737	19.59800	19.53739	55	22.17929	22.53174	22.29612
16	21.58171	21.68195	21.61492	56	23.16487	23.50900	23.27895
17	19.47153	19.56197	19.50149	57	22.36169	22.69475	22.47210
18	20.09752	20.19088	20.12845	58	22.30417	22.63725	22.41459
19	19.42621	19.51645	19.45611	59	22.98648	23.33069	23.10060
20	20.96818	21.18506	21.04003	60	9.95702	10.29015	10.06746
21	20.25933	20.46913	20.32884	61	10.28965	10.63391	10.40379
22	20.23442	20.44412	20.30390	62	9.95843	10.29167	10.06892
23	20.88239	21.09898	20.95415	63	9.95915	10.29241	10.06965
24	20.17647	20.38597	20.24588	64	11.02699	11.39600	11.14934
25	20.82090	21.03727	20.89258	65	9.96059	10.29391	10.07111
26	20.56069	20.82989	20.64988	66	10.29335	10.63781	10.40758
27	20.52579	20.79489	20.61495	67	9.96204	10.29542	10.07259
28	21.90997	22.19750	22.00523	68	10.29486	10.63938	10.40911
29	20.46095	20.72982	20.55003	69	9.96350	10.29694	10.07408
30	21.10562	21.38334	21.19763	70	9.96424	10.29771	10.07484
31	20.39286	20.66149	20.48186	71	10.29715	10.64177	10.41145
32	22.10212	22.40113	22.20118	72	9.96573	10.29927	10.07636
33	21.35944	21.64870	21.45527	73	10.29870	10.64338	10.41303
34	21.32575	21.61488	21.42154	74	9.96724	10.30084	10.07789
35	22.00107	22.29972	22.10001	75	9.96800	10.30163	10.07867
36	21.26074	21.54963	21.35645	76	10.65626	11.01294	10.77458
37	21.93233	22.23071	22.03118	77	9.96953	10.30323	10.08023
38	21.92643	22.25576	22.03554	78	10.30264	10.64750	10.41705
39	21.89254	22.22198	22.00169	79	9.97107	10.30484	10.08181
40	24.19525	24.56011	24.31613	80	10.30424	10.64918	10.41869

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes a constant prepayment rate of 30% CPR.

(3)

Assumes no losses.

SASCO 2005-AR1 Collateral Summary – Aggregate

Total Number of Loans	5,770
Total Outstanding Loan Balance	$1,049,807,167
Average Loan Principal Balance	$181,942
Fixed Rate	22.4%
Adjustable Rate	77.6%
Prepayment Penalty	58.2%
Weighted Average Coupon	7.4%
Weighted Average Margin	5.8%
Weighted Average Initial Periodic Cap	2.0%
Weighted Average Periodic Cap	1.0%
Weighted Average Maximum Rate	13.2%
Weighted Average Floor	7.2%
Weighted Average Original Term (mo.)	358
Weighted Average Remaining Term (mo.)	354
Weighted Average Loan Age (mo.)	4
Weighted Average LTV	90.9%
Weighted Average Effective LTV	67.6%
Weighted Average Full Combined LTV	91.0%
% of Loans with Junior Liens	1.1%
Non-Zero Weighted Average FICO	605
Non-Zero Weighted Average DTI	39.6%
% IO Loans	0.0%

Product Type

2/28 ARM (Libor)	48.0%
3/27 ARM (Libor)	29.6%
Fixed Rate	22.4%
2/18 ARM (Libor)	0.0%
2/13 ARM (Libor)	0.0%

Documentation Type

Full	70.9%
Stated	22.5%
Limited	6.6%

Primary Mortgage Insurance Coverage

Yes	74.9%
No	25.1%

Primary Mortgage Insurance Coverage
(First Lien Loans with LTV > 80%)

Yes	74.9%
No	25.1%

Lien Position

First	100.0%

Loan Purpose

Cash Out Refinance	76.8%
Purchase	20.1%
Rate/Term Refinance	3.1%

Geographic Distribution
(Other states account individually for less than 3% of the Statistical Cut-off Date principal balance)

CA	15.2%
NY	12.8%
FL	12.2%
IL	9.7%
NJ	7.6%
OH	6.9%
MD	4.5%
AZ	3.6%
PA	3.4%

Occupancy Status

Primary Home	90.8%
Investment	8.2%
Second Home	1.0%

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Aggregate

Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Non-IO Loans:
2/28 ARM (Libor)	2,580	$503,421,571.13	47.95%	7.176%	100.00%	604	91.19%	71.28%	66.82%
2/13 ARM (Libor)	3	268,384.07	0.03	7.756	100.00	598	93.43	100.00	76.51
2/18 ARM (Libor)	2	279,157.39	0.03	7.768	100.00	616	97.94	100.00	100.00
3/27 ARM (Libor)	1,457	310,800,612.01	29.61	7.240	100.00	604	91.12	68.06	73.20
Fixed Rate	1,728	235,037,442.58	22.39	7.951	0.00	608	90.04	73.81	94.28
Total:	5,770	$1,049,807,167.18	100.00%	7.368%	77.61%	605	90.91%	70.91%	74.87%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
50,000.01 - 100,000.00	1,487	$119,886,887.32	11.42%	7.974%	52.72%	611	91.05%	77.24%	63.10%
100,000.01 - 150,000.00	1,460	181,687,115.32	17.31	7.620	64.87	603	90.99	78.78	74.49
150,000.01 - 200,000.00	948	163,403,622.83	15.57	7.407	75.25	604	91.11	78.20	76.80
200,000.01 - 250,000.00	625	139,016,187.50	13.24	7.221	82.15	603	90.72	75.68	80.57
250,000.01 - 300,000.00	389	106,170,252.57	10.11	7.231	86.00	606	90.96	66.03	78.91
300,000.01 - 350,000.00	312	100,888,182.43	9.61	7.175	87.83	605	90.77	63.30	80.55
350,000.01 - 400,000.00	232	86,714,131.85	8.26	7.110	90.55	605	90.88	63.04	76.38
400,000.01 - 450,000.00	131	55,482,147.87	5.28	7.076	90.06	597	90.04	60.29	74.81
450,000.01 - 500,000.00	106	50,397,014.62	4.80	7.236	92.57	609	91.81	47.00	73.59
500,000.01 - 550,000.00	29	15,157,436.53	1.44	6.890	92.94	598	92.03	72.22	68.84
550,000.01 - 600,000.00	26	14,843,535.53	1.41	6.893	88.60	605	90.54	65.47	73.33
600,000.01 - 650,000.00	20	12,482,853.79	1.19	6.836	84.80	608	89.16	50.26	45.01
650,000.01 >=	5	3,677,799.02	0.35	6.386	100.00	604	88.46	81.02	18.20
Total:	5,770	$1,049,807,167.18	100.00%	7.368%	77.61%	605	90.91%	70.91%	74.87%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1st Lien	5,770	$1,049,807,167.18	100.00%	7.368%	77.61%	605	90.91%	70.91%	74.87%
Total:	5,770	$1,049,807,167.18	100.00%	7.368%	77.61%	605	90.91%	70.91%	74.87%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Cash Out Refinance	4,270	$805,804,443.28	76.76%	7.230%	78.49%	599	90.03%	74.39%	76.18%
Purchase	1,260	211,391,505.70	20.14	7.853	79.32	627	94.20	55.95	69.77
Rate/Term Refinance	240	32,611,218.20	3.11	7.653	44.84	598	91.37	81.95	75.37
Total:	5,770	$1,049,807,167.18	100.00%	7.368%	77.61%	605	90.91%	70.91%	74.87%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Primary Home	5,049	$952,929,917.66	90.77%	7.334%	78.37%	602	91.07%	72.12%	74.82%
Investment	660	86,458,769.27	8.24	7.760	69.00	636	89.34	59.26	73.94
Second Home	61	10,418,480.25	0.99	7.301	79.22	629	89.58	56.61	87.41
Total:	5,770	$1,049,807,167.18	100.00%	7.368%	77.61%	605	90.91%	70.91%	74.87%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1 - 180	43	$5,249,354.51	0.50%	7.730%	5.11%	625	89.18%	75.80%	91.15%
181 - 240	52	6,381,688.41	0.61	7.941	4.37	607	88.84	91.03	91.63
241 - 360	5,675	1,038,176,124.26	98.89	7.363	78.43	605	90.93	70.76	74.68
Total:	5,770	$1,049,807,167.18	100.00%	7.368%	77.61%	605	90.91%	70.91%	74.87%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1 - 180	43	$5,249,354.51	0.50%	7.730%	5.11%	625	89.18%	75.80%	91.15%
181 - 240	52	6,381,688.41	0.61	7.941	4.37	607	88.84	91.03	91.63
241 - 360	5,675	1,038,176,124.26	98.89	7.363	78.43	605	90.93	70.76	74.68
Total:	5,770	$1,049,807,167.18	100.00%	7.368%	77.61%	605	90.91%	70.91%	74.87%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
CA	484	$159,613,534.83	15.20%	6.761%	93.88%	600	90.24%	72.18%	78.64%
NY	437	134,587,008.27	12.82	7.372	81.85	602	90.26	52.76	76.82
FL	730	127,598,096.50	12.15	7.341	75.39	607	91.05	68.20	77.99
IL	570	101,942,497.99	9.71	7.468	88.81	604	91.44	72.51	81.17
NJ	299	79,555,550.30	7.58	7.536	85.42	607	90.71	55.93	77.39
OH	677	72,841,437.30	6.94	7.849	52.65	602	90.12	75.88	63.74
MD	222	47,029,205.37	4.48	7.272	75.17	595	89.62	82.10	83.05
AZ	248	37,699,339.91	3.59	7.035	82.61	611	91.49	80.01	81.18
PA	266	35,833,598.39	3.41	7.655	65.42	600	91.34	84.43	69.73
MI	231	26,941,737.82	2.57	7.573	68.73	613	92.14	85.59	54.79
Other	1,606	226,165,160.50	21.54	7.558	67.77	609	91.74	77.55	69.59
Total:	5,770	$1,049,807,167.18	100.00%	7.368%	77.61%	605	90.91%	70.91%	74.87%

Original Loan-to-Value Ratio
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
First Lien Loans:
80.01 to 85.00%
With MI:	832	$161,639,738.81	15.40%	7.132%	67.38%	577	84.43%	77.70%	100.00%
Without MI:	194	31,020,075.14	2.95	7.421	85.66	569	84.60	73.54	0.00
85.01 to 90.00%
With MI:	1,922	347,962,202.12	33.15	7.267	71.83	601	89.62	71.93	100.00
Without MI:	723	113,888,401.81	10.85	7.352	95.12	575	89.69	71.36	0.00
90.01 to 95.00%
With MI:	1,203	230,772,460.93	21.98	7.321	71.81	631	94.71	74.45	100.00
Without MI:	507	102,003,849.21	9.72	7.507	97.24	612	94.75	47.03	0.00
95.01 to 100.00%
With MI:	268	45,593,016.91	4.34	8.450	87.32	675	99.98	68.55	100.00
Without MI:	121	16,927,422.25	1.61	8.614	96.29	642	99.89	79.24	0.00
Total:	5,770	$1,049,807,167.18	100.00%	7.368%	77.61%	605	90.91%	70.91%	74.87%

Original Effective Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	4,224	$785,864,567.06	74.86%	7.324%	71.82%	609	90.65%	73.67%	100.00%
60.01 to 70.00%	1	102,851.71	0.01	8.250	0.00	719	95.45	0.00	100.00
80.01 to 85.00%	194	31,020,075.14	2.95	7.421	85.66	569	84.60	73.54	0.00
85.01 to 90.00%	723	113,888,401.81	10.85	7.352	95.12	575	89.69	71.36	0.00
90.01 to 95.00%	507	102,003,849.21	9.72	7.507	97.24	612	94.75	47.03	0.00
95.01 to 100.00%	121	16,927,422.25	1.61	8.614	96.29	642	99.89	79.24	0.00
Total:	5,770	$1,049,807,167.18	100.00%	7.368%	77.61%	605	90.91%	70.91%	74.87%

*LTV after taking mortgage insurance into account.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
First Lien Loans:
80.01 to 85.00%
With MI:	814	$159,481,579.53	15.19%	7.128%	67.56%	576	84.43%	77.83%	100.00%
Without MI:	186	30,304,001.03	2.89	7.418	85.70	569	84.60	72.92	0.00
85.01 to 90.00%
With MI:	1,867	343,229,400.60	32.69	7.257	72.55	600	89.61	71.87	100.00
Without MI:	690	110,375,013.58	10.51	7.341	95.08	574	89.68	71.54	0.00
90.01 to 95.00%
With MI:	1,274	237,367,385.00	22.61	7.337	70.60	630	94.54	74.39	100.00
Without MI:	546	105,961,551.78	10.09	7.515	97.23	611	94.54	47.87	0.00
95.01 to 100.00%
With MI:	270	45,889,053.64	4.37	8.435	87.24	674	99.89	68.75	100.00
Without MI:	123	17,199,182.02	1.64	8.590	95.68	641	99.73	79.56	0.00
Total:	5,770	$1,049,807,167.18	100.00%	7.368%	77.61%	605	90.91%	70.91%	74.87%

*Includes all liens on the mortgaged property.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
500 - 520	119	$20,154,327.84	1.92%	7.492%	70.79%	511	87.33%	93.86%	55.84%
521 - 540	295	55,656,289.42	5.30	7.425	74.37	532	87.15	92.62	70.00
541 - 560	687	119,520,890.34	11.39	7.422	79.74	552	87.95	87.00	65.18
561 - 580	555	96,987,751.07	9.24	7.361	73.87	572	88.22	81.08	76.41
581 - 600	797	155,446,273.64	14.81	7.231	81.32	590	90.15	75.28	72.18
601 - 620	1,273	249,767,087.68	23.79	7.270	82.08	610	91.69	67.11	68.59
621 - 640	926	164,174,203.90	15.64	7.301	78.02	630	92.30	66.75	81.94
641 - 660	524	91,649,799.60	8.73	7.476	71.38	650	93.22	56.25	87.74
661 - 680	262	44,056,980.78	4.20	7.528	71.49	668	94.07	61.10	88.21
681 - 700	186	30,452,965.94	2.90	7.744	68.71	689	95.17	35.32	87.84
701 - 720	69	10,130,940.66	0.97	8.102	65.65	710	96.40	39.73	94.87
721 - 740	40	6,156,613.51	0.59	8.218	69.82	728	94.78	25.46	85.81
741 - 760	22	3,396,623.64	0.32	7.866	61.00	752	95.74	42.59	86.93
761 - 780	10	1,762,853.61	0.17	8.599	80.28	767	98.90	34.16	75.80
781 >=	5	493,565.55	0.05	8.713	74.54	791	97.45	41.02	100.00
Total:	5,770	$1,049,807,167.18	100.00%	7.368%	77.61%	605	90.91%	70.91%	74.87%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Single Family	4,411	$769,168,425.92	73.27%	7.338%	75.63%	601	90.82%	74.39%	75.01%
2-4 Family	500	115,727,572.49	11.02	7.599	79.92	619	90.74	51.07	74.75
Condo	482	83,829,561.55	7.99	7.542	90.26	615	91.73	64.15	75.20
PUD	363	79,047,535.43	7.53	7.158	79.56	605	91.28	73.11	75.24
Manufactured Housing	14	2,034,071.79	0.19	6.912	100.00	647	85.74	74.49	0.00
Total:	5,770	$1,049,807,167.18	100.00%	7.368%	77.61%	605	90.91%	70.91%	74.87%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$130,318,822.56	$7,600,094.84	$294,134,030.38	$71,368,623.35	$0.00	$0.00	$503,421,571.13
3/27 ARM (Libor)	225,502,326.23	3,261,739.89	2,526,208.50	79,510,337.39	0.00	0.00	310,800,612.01
Fixed Rate	83,187,217.21	23,220,095.36	6,046,906.09	122,583,223.92	0.00	0.00	235,037,442.58
2/18 ARM (Libor)	0.00	0.00	279,157.39	0.00	0.00	0.00	279,157.39
2/13 ARM (Libor)	121,954.52	0.00	63,054.39	83,375.16	0.00	0.00	268,384.07
Total:	$439,130,320.52	$34,081,930.09	$303,049,356.75	$273,545,559.82	$0.00	$0.00	$1,049,807,167.18

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	25.89%	1.51%	58.43%	14.18%	0.00%	0.00%	47.95%
3/27 ARM (Libor)	72.56	1.05	0.81	25.58	0.00	0.00	29.61
Fixed Rate	35.39	9.88	2.57	52.15	0.00	0.00	22.39
2/18 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.03
2/13 ARM (Libor)	45.44	0.00	23.49	31.07	0.00	0.00	0.03
Total:	41.83%	3.25%	28.87%	26.06%	0.00%	0.00%	100.00%

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	2,601	$485,272,775.55	46.22%	7.186%	76.05%	605	90.97%	73.09%	76.35%
None	2,171	439,130,320.52	41.83	7.487	81.06	603	90.86	66.61	78.09
1% of Orig. Bal.	492	54,103,511.25	5.15	7.810	70.56	605	89.79	77.07	53.36
2% of UPB	237	38,343,315.30	3.65	7.485	73.52	603	91.23	76.18	67.08
1% of UPB	222	27,431,614.17	2.61	7.554	75.83	619	92.29	81.36	53.46
Other	47	5,525,630.39	0.53	7.853	47.28	628	92.33	72.56	59.18
Total:	5,770	$1,049,807,167.18	100.00%	7.368%	77.61%	605	90.91%	70.91%	74.87%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Full	4,292	$744,397,174.68	70.91%	7.237%	76.70%	597	90.71%	100.00%	77.77%
Stated	1,140	236,269,984.44	22.51	7.788	79.14	630	91.57	0.00	71.66
Limited	338	69,140,008.06	6.59	7.353	82.23	602	90.87	0.00	54.56
Total:	5,770	$1,049,807,167.18	100.00%	7.368%	77.61%	605	90.91%	70.91%	74.87%

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 to 5.00	16	$3,364,487.11	0.32%	7.215%	82.62%	622	91.90%	100.00%	70.38%
5.01 to 10.00	27	4,410,977.20	0.42	7.137	65.39	623	90.93	100.00	71.39
10.01 to 15.00	47	9,922,357.16	0.95	7.284	81.42	604	90.10	100.00	77.85
15.01 to 20.00	107	15,891,695.19	1.51	7.339	78.51	603	91.54	100.00	76.88
20.01 to 25.00	207	28,875,389.69	2.75	7.294	72.53	607	90.83	100.00	77.42
25.01 to 30.00	364	55,255,717.17	5.26	7.336	70.97	600	90.84	100.00	82.54
30.01 to 35.00	527	85,771,869.08	8.17	7.271	77.19	595	90.50	100.00	74.76
35.01 to 40.00	726	120,181,639.57	11.45	7.281	74.35	599	90.67	100.00	80.48
40.01 to 45.00	920	162,132,502.29	15.44	7.239	76.98	596	90.82	100.00	79.66
45.01 to 50.00	1,342	257,592,572.13	24.54	7.166	79.00	594	90.64	100.00	75.71
50.01 to 55.00	9	997,968.09	0.10	8.134	66.93	574	88.63	100.00	47.76
Subtotal (Full Doc):	4,292	$744,397,174.68	70.91%	7.237%	76.70%	597	90.71%	100.00%	77.77%

Non-Full Doc Loans:
0.01 to 5.00	5	$549,476.22	0.05%	7.337%	58.06%	625	89.60%	0.00%	76.46%
5.01 to 10.00	13	2,300,340.08	0.22	7.404	55.32	639	92.57	0.00	78.14
10.01 to 15.00	27	5,487,007.69	0.52	7.530	74.09	640	89.44	0.00	42.25
15.01 to 20.00	45	7,563,762.05	0.72	7.613	77.50	626	90.20	0.00	67.65
20.01 to 25.00	93	14,029,897.95	1.34	7.940	73.20	633	91.61	0.00	61.88
25.01 to 30.00	142	23,420,945.86	2.23	7.836	75.00	630	91.14	0.00	74.77
30.01 to 35.00	181	33,312,189.63	3.17	7.726	75.46	618	91.08	0.00	71.26
35.01 to 40.00	237	48,575,889.69	4.63	7.652	76.17	626	91.38	0.00	66.39
40.01 to 45.00	332	73,330,405.53	6.99	7.700	83.28	627	91.89	0.00	70.40
45.01 to 50.00	400	96,431,561.78	9.19	7.641	83.87	618	91.41	0.00	65.70
50.01 to 55.00	3	408,516.02	0.04	7.194	100.00	593	88.21	0.00	55.64
Subtotal (Non-Full Doc):	1,478	$305,409,992.50	29.09%	7.689%	79.84%	624	91.41%	0.00%	67.79%

Total:	5,770	$1,049,807,167.18	100.00%	7.368%	77.61%	605	90.91%	70.91%	74.87%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	29	$8,684,691.24	0.83%	5.381%	100.00%	608	88.16%	95.01%	89.03%
5.501 to 6.000	174	45,919,221.35	4.37	5.858	100.00	607	88.22	89.77	84.79
6.001 to 6.500	419	105,756,865.81	10.07	6.327	100.00	601	89.38	85.38	83.42
6.501 to 7.000	958	207,753,285.60	19.79	6.809	100.00	598	90.51	78.41	73.58
7.001 to 7.500	962	190,141,167.24	18.11	7.284	100.00	602	91.52	69.95	67.70
7.501 to 8.000	843	153,931,532.76	14.66	7.748	100.00	604	91.83	56.26	63.75
8.001 to 8.500	320	55,097,008.98	5.25	8.262	100.00	611	93.32	45.96	50.50
8.501 to 9.000	181	26,445,207.85	2.52	8.749	100.00	630	95.22	50.12	45.69
9.001 to 9.500	70	9,675,362.82	0.92	9.307	100.00	624	94.58	45.82	44.28
9.501 to 10.000	65	8,823,580.92	0.84	9.780	100.00	641	97.25	50.77	49.42
10.001 to 10.500	13	1,583,822.09	0.15	10.225	100.00	622	93.97	38.03	59.45
10.501 to 11.000	5	636,243.02	0.06	10.720	100.00	604	91.39	57.38	42.62
Greater than 11.000	3	321,734.92	0.03	11.340	100.00	565	86.62	54.20	0.00
Subtotal (ARM Loans):	4,042	$814,769,724.60	77.61%	7.200%	100.00%	604	91.16%	70.07%	69.27%

Fixed Rate Loans:
6.501 to 7.000	4	$622,489.85	0.06%	7.000%	0.00%	587	82.47%	100.00%	100.00%
7.001 to 7.500	481	76,077,779.48	7.25	7.296	0.00	615	89.44	83.66	94.27
7.501 to 8.000	528	72,865,860.62	6.94	7.781	0.00	609	90.14	77.08	95.26
8.001 to 8.500	324	38,499,440.17	3.67	8.262	0.00	597	90.30	69.93	93.86
8.501 to 9.000	246	30,386,254.97	2.89	8.749	0.00	605	90.58	58.27	93.54
9.001 to 9.500	80	9,123,536.03	0.87	9.246	0.00	599	90.94	62.96	88.78
9.501 to 10.000	47	5,087,281.06	0.48	9.736	0.00	604	91.74	38.07	97.84
10.001 to 10.500	15	1,776,913.02	0.17	10.223	0.00	612	90.80	33.15	90.20
10.501 to 11.000	3	597,887.38	0.06	10.568	0.00	584	88.50	23.36	100.00
Subtotal (Fixed Rate):	1,728	$235,037,442.58	22.39%	7.951%	0.00%	608	90.04%	73.81%	94.28%

Total:	5,770	$1,049,807,167.18	100.00%	7.368%	77.61%	605	90.91%	70.91%	74.87%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
3.001 - 3.500	1	$151,126.16	0.02%	6.650%	100.00%	552	87.80%	100.00%	100.00%
3.501 - 4.000	505	95,423,609.36	11.71	7.382	100.00	608	91.83	71.34	79.49
4.001 - 4.500	4	559,686.12	0.07	8.194	100.00	595	87.76	51.61	82.88
4.501 - 5.000	4	469,070.57	0.06	7.140	100.00	642	92.56	76.07	59.97
5.001 - 5.500	10	1,506,274.39	0.18	6.803	100.00	640	86.08	78.94	93.59
5.501 - 6.000	3,434	705,018,610.72	86.53	7.152	100.00	604	91.16	69.73	68.51
6.001 - 6.500	82	11,357,722.10	1.39	8.680	100.00	559	86.48	80.40	27.42
7.001 - 7.500	2	283,625.18	0.03	7.036	100.00	548	86.10	38.72	38.72
Total:	4,042	$814,769,724.60	100.00%	7.200%	100.00%	604	91.16%	70.07%	69.27%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
2.000	4,042	$814,769,724.60	100.00%	7.200%	100.00%	604	91.16%	70.07%	69.27%
Total:	4,042	$814,769,724.60	100.00%	7.200%	100.00%	604	91.16%	70.07%	69.27%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1.000	4,042	$814,769,724.60	100.00%	7.200%	100.00%	604	91.16%	70.07%	69.27%
Total:	4,042	$814,769,724.60	100.00%	7.200%	100.00%	604	91.16%	70.07%	69.27%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
11.001 - 11.500	29	$8,684,691.24	1.07%	5.381%	100.00%	608	88.16%	95.01%	89.03%
11.501 - 12.000	174	45,919,221.35	5.64	5.858	100.00	607	88.22	89.77	84.79
12.001 - 12.500	419	105,756,865.81	12.98	6.327	100.00	601	89.38	85.38	83.42
12.501 - 13.000	958	207,753,285.60	25.50	6.809	100.00	598	90.51	78.41	73.58
13.001 - 13.500	962	190,141,167.24	23.34	7.284	100.00	602	91.52	69.95	67.70
13.501 - 14.000	843	153,931,532.76	18.89	7.748	100.00	604	91.83	56.26	63.75
14.001 - 14.500	320	55,097,008.98	6.76	8.262	100.00	611	93.32	45.96	50.50
14.501 - 15.000	181	26,445,207.85	3.25	8.749	100.00	630	95.22	50.12	45.69
15.001 - 15.500	70	9,675,362.82	1.19	9.307	100.00	624	94.58	45.82	44.28
15.501 - 16.000	65	8,823,580.92	1.08	9.780	100.00	641	97.25	50.77	49.42
16.001 - 16.500	13	1,583,822.09	0.19	10.225	100.00	622	93.97	38.03	59.45
16.501 - 17.000	5	636,243.02	0.08	10.720	100.00	604	91.39	57.38	42.62
17.001 - 17.500	3	321,734.92	0.04	11.340	100.00	565	86.62	54.20	0.00
Total:	4,042	$814,769,724.60	100.00%	7.200%	100.00%	604	91.16%	70.07%	69.27%

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
<= 5.500	2	$702,085.72	0.09%	5.469%	100.00%	670	86.24%	38.29%	100.00%
5.501 - 6.000	200	53,576,312.36	6.58	5.786	100.00	607	88.26	91.23	85.80
6.001 - 6.500	420	106,082,380.32	13.02	6.325	100.00	600	89.37	85.43	83.17
6.501 - 7.000	957	207,579,475.16	25.48	6.809	100.00	598	90.52	78.48	73.64
7.001 - 7.500	963	190,314,977.68	23.36	7.284	100.00	602	91.51	69.89	67.64
7.501 - 8.000	843	153,931,532.76	18.89	7.748	100.00	604	91.83	56.26	63.75
8.001 - 8.500	320	55,097,008.98	6.76	8.262	100.00	611	93.32	45.96	50.50
8.501 - 9.000	181	26,445,207.85	3.25	8.749	100.00	630	95.22	50.12	45.69
9.001 - 9.500	70	9,675,362.82	1.19	9.307	100.00	624	94.58	45.82	44.28
9.501 - 10.000	65	8,823,580.92	1.08	9.780	100.00	641	97.25	50.77	49.42
10.001 - 10.500	13	1,583,822.09	0.19	10.225	100.00	622	93.97	38.03	59.45
10.501 - 11.000	5	636,243.02	0.08	10.720	100.00	604	91.39	57.38	42.62
11.001 - 11.500	3	321,734.92	0.04	11.340	100.00	565	86.62	54.20	0.00
Total:	4,042	$814,769,724.60	100.00%	7.200%	100.00%	604	91.16%	70.07%	69.27%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
13 - 24	2,585	$503,969,112.59	61.85%	7.176%	100.00%	604	91.19%	71.31%	66.84%
25 - 36	1,457	310,800,612.01	38.15	7.240	100.00	604	91.12	68.06	73.20
Total:	4,042	$814,769,724.60	100.00%	7.200%	100.00%	604	91.16%	70.07%	69.27%

SASCO 2005-AR1 Collateral Summary – Group 1

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Group 1

Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Non-IO Loans:
2/28 ARM (Libor)	1,933	$322,367,819.92	45.92%	7.197%	100.00%	603	90.90%	74.66%	69.07%
2/13 ARM (Libor)	3	268,384.07	0.04	7.756	100.00	598	93.43	100.00	76.51
3/27 ARM (Libor)	1,142	212,587,918.53	30.28	7.223	100.00	603	90.80	73.07	75.92
Fixed Rate	1,277	166,769,766.49	23.76	7.937	0.00	610	89.93	73.81	95.43
Total:	4,355	$701,993,889.01	100.00%	7.381%	76.24%	605	90.64%	73.99%	77.41%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
50,000.01 - 100,000.00	1,155	$93,517,780.94	13.32%	7.968%	55.22%	612	91.18%	77.97%	61.50%
100,000.01 - 150,000.00	1,223	152,004,883.08	21.65	7.569	68.18	605	91.01	78.78	75.49
150,000.01 - 200,000.00	794	136,994,634.84	19.52	7.347	76.55	604	90.86	78.78	77.93
200,000.01 - 250,000.00	522	115,911,694.25	16.51	7.149	84.26	601	90.32	76.64	82.49
250,000.01 - 300,000.00	321	87,631,479.36	12.48	7.145	86.17	604	90.44	66.98	81.99
300,000.01 - 350,000.00	247	80,009,577.99	11.40	7.070	88.32	603	90.05	65.71	85.07
350,000.01 - 400,000.00	61	22,120,486.18	3.15	7.161	88.49	609	90.04	53.96	85.46
400,000.01 - 450,000.00	27	11,343,045.79	1.62	7.306	85.20	604	89.23	51.59	70.17
450,000.01 - 500,000.00	4	1,850,296.31	0.26	7.167	74.32	643	89.54	49.45	75.23
600,000.01 - 650,000.00	1	610,010.27	0.09	7.500	100.00	610	85.00	0.00	100.00
Total:	4,355	$701,993,889.01	100.00%	7.381%	76.24%	605	90.64%	73.99%	77.41%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1st Lien	4,355	$701,993,889.01	100.00%	7.381%	76.24%	605	90.64%	73.99%	77.41%
Total:	4,355	$701,993,889.01	100.00%	7.381%	76.24%	605	90.64%	73.99%	77.41%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Cash Out Refinance	3,428	$586,751,237.14	83.58%	7.283%	77.95%	601	90.13%	75.66%	78.32%
Purchase	739	90,763,184.24	12.93	7.950	72.71	630	93.63	61.73	72.47
Rate/Term Refinance	188	24,479,467.63	3.49	7.633	48.36	603	91.82	79.44	73.85
Total:	4,355	$701,993,889.01	100.00%	7.381%	76.24%	605	90.64%	73.99%	77.41%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Primary Home	3,791	$629,707,387.91	89.70%	7.338%	76.97%	601	90.79%	75.75%	77.69%
Investment	511	64,432,202.71	9.18	7.815	68.96	637	89.38	58.63	73.47
Second Home	53	7,854,298.39	1.12	7.320	77.35	628	89.26	59.15	87.29
Total:	4,355	$701,993,889.01	100.00%	7.381%	76.24%	605	90.64%	73.99%	77.41%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1 - 180	33	$4,160,224.84	0.59%	7.741%	6.45%	626	89.60%	77.60%	94.08%
241 - 360	4,322	697,833,664.17	99.41	7.379	76.66	605	90.65	73.97	77.31
Total:	4,355	$701,993,889.01	100.00%	7.381%	76.24%	605	90.64%	73.99%	77.41%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1 - 180	33	$4,160,224.84	0.59%	7.741%	6.45%	626	89.60%	77.60%	94.08%
241 - 360	4,322	697,833,664.17	99.41	7.379	76.66	605	90.65	73.97	77.31
Total:	4,355	$701,993,889.01	100.00%	7.381%	76.24%	605	90.64%	73.99%	77.41%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
FL	561	$93,796,591.45	13.36%	7.274%	75.31%	606	90.47%	68.76%	79.79%
IL	475	81,747,900.11	11.65	7.423	90.31	606	91.28	74.37	84.36
CA	262	66,409,983.47	9.46	6.810	89.05	600	89.91	76.74	87.40
NY	253	65,052,767.18	9.27	7.321	80.93	601	89.12	54.53	80.26
OH	533	56,821,947.69	8.09	7.861	52.72	604	90.14	77.61	64.57
NJ	206	48,750,173.66	6.94	7.544	84.55	604	89.77	59.59	82.75
MD	181	36,303,533.61	5.17	7.234	76.17	595	89.21	84.39	88.63
AZ	211	30,617,113.05	4.36	6.924	84.47	610	91.19	79.67	83.77
PA	213	28,227,182.40	4.02	7.598	68.87	598	91.00	86.72	69.40
MI	186	20,736,498.78	2.95	7.491	74.37	612	92.19	85.26	51.64
Other	1,274	173,530,197.61	24.72	7.521	68.82	610	91.66	79.14	71.57
Total:	4,355	$701,993,889.01	100.00%	7.381%	76.24%	605	90.64%	73.99%	77.41%

Original Loan-to-Value Ratio
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
First Lien Loans:
80.01 to 85.00%
With MI:	638	$114,834,477.82	16.36%	7.175%	66.99%	580	84.39%	77.42%	100.00%
Without MI:	133	17,812,513.34	2.54	7.683	82.87	566	84.60	72.19	0.00
85.01 to 90.00%
With MI:	1,536	254,775,552.16	36.29	7.288	71.42	603	89.62	73.99	100.00
Without MI:	531	71,050,446.18	10.12	7.476	96.12	576	89.66	77.23	0.00
90.01 to 95.00%
With MI:	899	151,002,883.63	21.51	7.342	70.18	632	94.66	76.25	100.00
Without MI:	370	59,833,695.04	8.52	7.495	98.02	609	94.73	54.66	0.00
95.01 to 100.00%
With MI:	164	22,808,582.97	3.25	8.403	85.07	670	99.96	77.68	100.00
Without MI:	84	9,875,737.87	1.41	8.521	93.63	639	99.81	88.10	0.00
Total:	4,355	$701,993,889.01	100.00%	7.381%	76.24%	605	90.64%	73.99%	77.41%

Original Effective Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	3,236	$543,318,644.87	77.40%	7.326%	70.73%	609	90.35%	75.51%	100.00%
60.01 to 70.00%	1	102,851.71	0.01	8.250	0.00	719	95.45	0.00	100.00
80.01 to 85.00%	133	17,812,513.34	2.54	7.683	82.87	566	84.60	72.19	0.00
85.01 to 90.00%	531	71,050,446.18	10.12	7.476	96.12	576	89.66	77.23	0.00
90.01 to 95.00%	370	59,833,695.04	8.52	7.495	98.02	609	94.73	54.66	0.00
95.01 to 100.00%	84	9,875,737.87	1.41	8.521	93.63	639	99.81	88.10	0.00
Total:	4,355	$701,993,889.01	100.00%	7.381%	76.24%	605	90.64%	73.99%	77.41%

* LTV after taking mortgage insurance into account.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
First Lien Loans:
80.01 to 85.00%
With MI:	623	$113,232,487.27	16.13%	7.172%	67.27%	580	84.38%	77.37%	100.00%
Without MI:	127	17,234,697.14	2.46	7.687	82.97	565	84.60	71.25	0.00
85.01 to 90.00%
With MI:	1,489	250,663,743.37	35.71	7.277	72.27	602	89.61	73.96	100.00
Without MI:	503	68,022,328.91	9.69	7.462	96.13	575	89.65	77.89	0.00
90.01 to 95.00%
With MI:	959	156,420,646.24	22.28	7.360	68.60	631	94.46	76.24	100.00
Without MI:	402	63,167,868.74	9.00	7.512	97.94	609	94.44	55.24	0.00
95.01 to 100.00%
With MI:	166	23,104,619.70	3.29	8.374	84.95	669	99.78	77.97	100.00
Without MI:	86	10,147,497.64	1.45	8.482	92.67	638	99.54	88.42	0.00
Total:	4,355	$701,993,889.01	100.00%	7.381%	76.24%	605	90.64%	73.99%	77.41%

*Includes all liens on the mortgaged property.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
521 - 540	230	$38,051,654.53	5.42%	7.520%	71.48%	532	86.82%	92.91%	68.54%
541 - 560	553	87,372,232.38	12.45	7.498	79.14	552	87.88	89.19	64.97
561 - 580	455	74,643,019.84	10.63	7.338	75.28	572	88.18	84.69	77.02
581 - 600	631	106,851,064.70	15.22	7.327	79.74	590	90.13	77.69	73.30
601 - 620	948	158,660,858.50	22.60	7.270	80.52	610	91.44	71.45	74.55
621 - 640	709	112,647,738.44	16.05	7.291	76.56	630	91.96	68.47	84.30
641 - 660	411	64,236,764.03	9.15	7.449	70.42	650	92.85	60.97	89.63
661 - 680	193	28,671,249.31	4.08	7.545	69.69	668	93.70	61.09	91.12
681 - 700	129	18,620,710.76	2.65	7.612	62.97	689	94.45	42.46	89.63
701 - 720	42	5,203,573.56	0.74	8.177	53.67	711	96.20	40.34	95.08
721 - 740	27	3,613,895.59	0.51	7.859	54.53	730	92.05	31.60	93.43
741 - 760	15	2,125,637.96	0.30	7.974	45.15	752	93.97	35.59	91.32
761 - 780	7	801,923.86	0.11	7.909	56.65	769	97.59	75.09	46.80
781 >=	5	493,565.55	0.07	8.713	74.54	791	97.45	41.02	100.00
Total:	4,355	$701,993,889.01	100.00%	7.381%	76.24%	605	90.64%	73.99%	77.41%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Single Family	3,364	$520,050,277.73	74.08%	7.367%	74.18%	602	90.65%	77.52%	77.10%
2-4 Family	350	71,338,001.97	10.16	7.579	78.28	620	89.89	54.77	80.47
Condo	367	56,616,963.30	8.07	7.546	88.79	615	91.20	68.33	77.75
PUD	274	53,988,646.01	7.69	7.090	80.32	605	90.95	71.26	76.05
Total:	4,355	$701,993,889.01	100.00%	7.381%	76.24%	605	90.64%	73.99%	77.41%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$84,827,319.70	$5,046,018.41	$184,721,836.54	$47,772,645.27	$0.00	$0.00	$322,367,819.92
3/27 ARM (Libor)	148,609,714.51	2,252,745.17	2,010,062.57	59,715,396.28	0.00	0.00	212,587,918.53
Fixed Rate	58,388,228.57	13,363,269.57	4,606,956.22	90,411,312.13	0.00	0.00	166,769,766.49
2/13 ARM (Libor)	121,954.52	0.00	63,054.39	83,375.16	0.00	0.00	268,384.07
Total:	$291,947,217.30	$20,662,033.15	$191,401,909.72	$197,982,728.84	$0.00	$0.00	$701,993,889.01

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	26.31%	1.57%	57.30%	14.82%	0.00%	0.00%	45.92%
3/27 ARM (Libor)	69.91	1.06	0.95	28.09	0.00	0.00	30.28
Fixed Rate	35.01	8.01	2.76	54.21	0.00	0.00	23.76
2/13 ARM (Libor)	45.44	0.00	23.49	31.07	0.00	0.00	0.04
Total:	41.59%	2.94%	27.27%	28.20%	0.00%	0.00%	100.00%

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	1,933	$311,812,937.13	44.42%	7.232%	73.91%	606	90.82%	75.04%	79.27%
None	1,629	291,947,217.30	41.59	7.452	80.00	602	90.37	71.47	81.54
1% of Orig. Bal.	389	42,288,570.42	6.02	7.830	70.42	606	89.77	79.56	54.69
2% of UPB	191	30,921,779.95	4.40	7.490	73.58	608	91.37	75.91	69.86
1% of UPB	183	21,721,731.27	3.09	7.484	79.65	617	92.25	81.45	51.13
Other	30	3,301,652.94	0.47	7.765	41.46	628	91.39	59.26	71.53
Total:	4,355	$701,993,889.01	100.00%	7.381%	76.24%	605	90.64%	73.99%	77.41%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Full	3,313	$519,398,077.29	73.99%	7.263%	76.30%	598	90.55%	100.00%	78.99%
Stated	828	144,665,939.39	20.61	7.807	75.30	630	91.06	0.00	76.13
Limited	214	37,929,872.33	5.40	7.381	79.05	601	90.36	0.00	60.68
Total:	4,355	$701,993,889.01	100.00%	7.381%	76.24%	605	90.64%	73.99%	77.41%

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Full Doc Loans:
15.01 to 20.00	26	$3,680,795.80	0.52%	7.308%	75.92%	603	90.22%	100.00%	72.39%
20.01 to 25.00	169	22,058,752.63	3.14	7.338	69.98	607	90.24	100.00	78.37
25.01 to 30.00	294	41,881,238.37	5.97	7.361	69.87	600	90.62	100.00	82.32
30.01 to 35.00	410	60,011,600.58	8.55	7.307	78.76	597	90.38	100.00	77.28
35.01 to 40.00	581	89,139,778.06	12.70	7.289	74.72	600	90.55	100.00	81.01
40.01 to 45.00	749	119,116,450.20	16.97	7.255	76.95	596	90.58	100.00	80.90
45.01 to 50.00	1,076	182,584,394.97	26.01	7.203	78.11	598	90.61	100.00	76.94
50.01 to 55.00	8	925,066.68	0.13	8.146	72.21	579	88.91	100.00	43.64
Subtotal (Full Doc):	3,313	$519,398,077.29	73.99%	7.263%	76.30%	598	90.55%	100.00%	78.99%

Non-Full Doc Loans:
15.01 to 20.00	11	$1,395,154.16	0.20%	7.828%	60.02%	647	90.98%	0.00%	100.00%
20.01 to 25.00	71	10,577,241.69	1.51	7.897	73.18	632	90.82	0.00	63.83
25.01 to 30.00	111	16,577,283.78	2.36	7.936	72.16	632	90.43	0.00	76.02
30.01 to 35.00	131	19,697,083.79	2.81	7.717	70.69	618	90.49	0.00	76.57
35.01 to 40.00	177	30,867,512.46	4.40	7.573	72.40	630	90.84	0.00	75.46
40.01 to 45.00	257	48,548,949.88	6.92	7.725	79.13	624	91.27	0.00	69.43
45.01 to 50.00	281	54,524,069.94	7.77	7.697	79.38	616	90.96	0.00	73.54
50.01 to 55.00	3	408,516.02	0.06	7.194	100.00	593	88.21	0.00	55.64
Subtotal (Non-Full Doc):	1,042	$182,595,811.72	26.01%	7.719%	76.08%	624	90.91%	0.00%	72.92%

Total:	4,355	$701,993,889.01	100.00%	7.381%	76.24%	605	90.64%	73.99%	77.41%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	18	$4,080,340.97	0.58%	5.385%	100.00%	610	88.28%	100.00%	86.03%
5.501 to 6.000	136	30,100,853.20	4.29	5.865	100.00	610	88.33	92.56	88.65
6.001 to 6.500	305	63,217,192.38	9.01	6.335	100.00	603	89.21	88.19	87.60
6.501 to 7.000	744	138,547,658.19	19.74	6.806	100.00	601	90.53	81.57	78.87
7.001 to 7.500	758	130,497,998.92	18.59	7.284	100.00	600	91.09	74.08	70.66
7.501 to 8.000	646	104,802,245.22	14.93	7.752	100.00	605	91.48	60.30	63.55
8.001 to 8.500	235	35,062,521.36	4.99	8.247	100.00	602	92.39	57.28	51.29
8.501 to 9.000	128	17,150,411.47	2.44	8.763	100.00	625	94.44	51.76	46.49
9.001 to 9.500	51	5,881,555.19	0.84	9.311	100.00	616	93.47	53.17	42.95
9.501 to 10.000	41	4,232,397.51	0.60	9.743	100.00	606	94.29	66.95	34.67
10.001 to 10.500	9	877,752.40	0.13	10.237	100.00	624	92.98	29.99	65.46
10.501 to 11.000	4	451,460.79	0.06	10.769	100.00	563	87.86	80.87	19.13
Greater than 11.000	3	321,734.92	0.05	11.340	100.00	565	86.62	54.20	0.00
Subtotal (ARM Loans):	3,078	$535,224,122.52	76.24%	7.208%	100.00%	603	90.86%	74.04%	71.80%

Fixed Rate Loans:
6.501 to 7.000	1	$65,357.93	0.01%	7.000%	0.00%	566	84.00%	100.00%	100.00%
7.001 to 7.500	345	52,853,436.41	7.53	7.286	0.00	615	89.04	84.20	96.02
7.501 to 8.000	410	53,829,627.45	7.67	7.768	0.00	610	90.05	79.06	96.04
8.001 to 8.500	246	28,911,591.62	4.12	8.257	0.00	601	90.55	68.25	96.70
8.501 to 9.000	170	19,748,214.47	2.81	8.754	0.00	609	90.51	57.10	93.45
9.001 to 9.500	59	6,326,625.43	0.90	9.240	0.00	599	90.08	55.45	86.60
9.501 to 10.000	31	3,383,424.68	0.48	9.755	0.00	617	92.53	31.53	96.76
10.001 to 10.500	13	1,435,491.63	0.20	10.246	0.00	611	90.53	17.25	87.87
10.501 to 11.000	2	215,996.87	0.03	10.600	0.00	617	94.70	64.67	100.00
Subtotal (Fixed Rate):	1,277	$166,769,766.49	23.76%	7.937%	0.00%	610	89.93%	73.81%	95.43%

Total:	4,355	$701,993,889.01	100.00%	7.381%	76.24%	605	90.64%	73.99%	77.41%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
3.001 - 3.500	1	$151,126.16	0.03%	6.650%	100.00%	552	87.80%	100.00%	100.00%
3.501 - 4.000	423	75,410,367.98	14.09	7.351	100.00	607	91.49	74.28	83.70
4.001 - 4.500	4	559,686.12	0.10	8.194	100.00	595	87.76	51.61	82.88
4.501 - 5.000	4	469,070.57	0.09	7.140	100.00	642	92.56	76.07	59.97
5.001 - 5.500	10	1,506,274.39	0.28	6.803	100.00	640	86.08	78.94	93.59
5.501 - 6.000	2,560	447,174,644.08	83.55	7.152	100.00	604	90.87	73.92	70.62
6.001 - 6.500	74	9,669,328.04	1.81	8.719	100.00	562	86.58	78.91	30.63
7.001 - 7.500	2	283,625.18	0.05	7.036	100.00	548	86.10	38.72	38.72
Total:	3,078	$535,224,122.52	100.00%	7.208%	100.00%	603	90.86%	74.04%	71.80%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
2.000	3,078	$535,224,122.52	100.00%	7.208%	100.00%	603	90.86%	74.04%	71.80%
Total:	3,078	$535,224,122.52	100.00%	7.208%	100.00%	603	90.86%	74.04%	71.80%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1.000	3,078	$535,224,122.52	100.00%	7.208%	100.00%	603	90.86%	74.04%	71.80%
Total:	3,078	$535,224,122.52	100.00%	7.208%	100.00%	603	90.86%	74.04%	71.80%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
11.001 - 11.500	18	$4,080,340.97	0.76%	5.385%	100.00%	610	88.28%	100.00%	86.03%
11.501 - 12.000	136	30,100,853.20	5.62	5.865	100.00	610	88.33	92.56	88.65
12.001 - 12.500	305	63,217,192.38	11.81	6.335	100.00	603	89.21	88.19	87.60
12.501 - 13.000	744	138,547,658.19	25.89	6.806	100.00	601	90.53	81.57	78.87
13.001 - 13.500	758	130,497,998.92	24.38	7.284	100.00	600	91.09	74.08	70.66
13.501 - 14.000	646	104,802,245.22	19.58	7.752	100.00	605	91.48	60.30	63.55
14.001 - 14.500	235	35,062,521.36	6.55	8.247	100.00	602	92.39	57.28	51.29
14.501 - 15.000	128	17,150,411.47	3.20	8.763	100.00	625	94.44	51.76	46.49
15.001 - 15.500	51	5,881,555.19	1.10	9.311	100.00	616	93.47	53.17	42.95
15.501 - 16.000	41	4,232,397.51	0.79	9.743	100.00	606	94.29	66.95	34.67
16.001 - 16.500	9	877,752.40	0.16	10.237	100.00	624	92.98	29.99	65.46
16.501 - 17.000	4	451,460.79	0.08	10.769	100.00	563	87.86	80.87	19.13
17.001 - 17.500	3	321,734.92	0.06	11.340	100.00	565	86.62	54.20	0.00
Total:	3,078	$535,224,122.52	100.00%	7.208%	100.00%	603	90.86%	74.04%	71.80%

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
<= 5.500	1	$268,809.69	0.05%	5.500%	100.00%	618	82.19%	100.00%	100.00%
5.501 - 6.000	153	33,912,384.48	6.34	5.810	100.00	610	88.38	93.40	88.24
6.001 - 6.500	305	63,217,192.38	11.81	6.335	100.00	603	89.21	88.19	87.60
6.501 - 7.000	743	138,373,847.75	25.85	6.806	100.00	601	90.53	81.68	78.97
7.001 - 7.500	759	130,671,809.36	24.41	7.283	100.00	600	91.08	73.98	70.57
7.501 - 8.000	646	104,802,245.22	19.58	7.752	100.00	605	91.48	60.30	63.55
8.001 - 8.500	235	35,062,521.36	6.55	8.247	100.00	602	92.39	57.28	51.29
8.501 - 9.000	128	17,150,411.47	3.20	8.763	100.00	625	94.44	51.76	46.49
9.001 - 9.500	51	5,881,555.19	1.10	9.311	100.00	616	93.47	53.17	42.95
9.501 - 10.000	41	4,232,397.51	0.79	9.743	100.00	606	94.29	66.95	34.67
10.001 - 10.500	9	877,752.40	0.16	10.237	100.00	624	92.98	29.99	65.46
10.501 - 11.000	4	451,460.79	0.08	10.769	100.00	563	87.86	80.87	19.13
11.001 - 11.500	3	321,734.92	0.06	11.340	100.00	565	86.62	54.20	0.00
Total:	3,078	$535,224,122.52	100.00%	7.208%	100.00%	603	90.86%	74.04%	71.80%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
13 - 24	1,936	$322,636,203.99	60.28%	7.198%	100.00%	603	90.90%	74.68%	69.08%
25 - 36	1,142	212,587,918.53	39.72	7.223	100.00	603	90.80	73.07	75.92
Total:	3,078	$535,224,122.52	100.00%	7.208%	100.00%	603	90.86%	74.04%	71.80%

SASCO 2005-AR1 Collateral Summary – Group 2

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Group 2

Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	647	$181,053,751.21	52.05%	7.137%	100.00%	605	91.69%	65.25%	62.81%
2/18 ARM (Libor)	2	279,157.39	0.08	7.768	100.00	616	97.94	100.00	100.00
3/27 ARM (Libor)	315	98,212,693.48	28.24	7.275	100.00	605	91.80	57.22	67.32
Fixed Rate	451	68,267,676.09	19.63	7.982	0.00	602	90.31	73.79	91.46
Total:	1,415	$347,813,278.17	100.00%	7.342%	80.37%	604	91.46%	64.69%	69.73%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
50,000.01 - 100,000.00	332	$26,369,106.38	7.58%	7.993%	43.87%	606	90.60%	74.65%	68.79%
100,000.01 - 150,000.00	237	29,682,232.24	8.53	7.882	47.88	595	90.84	78.74	69.34
150,000.01 - 200,000.00	154	26,408,987.99	7.59	7.717	68.49	603	92.39	75.18	70.94
200,000.01 - 250,000.00	103	23,104,493.25	6.64	7.582	71.52	610	92.70	70.90	70.94
250,000.01 - 300,000.00	68	18,538,773.21	5.33	7.641	85.23	618	93.41	61.53	64.34
300,000.01 - 350,000.00	65	20,878,604.44	6.00	7.579	85.93	611	93.51	54.07	63.22
350,000.01 - 400,000.00	171	64,593,645.67	18.57	7.092	91.26	604	91.16	66.15	73.27
400,000.01 - 450,000.00	104	44,139,102.08	12.69	7.016	91.30	595	90.25	62.52	76.01
450,000.01 - 500,000.00	102	48,546,718.31	13.96	7.238	93.26	608	91.90	46.90	73.53
500,000.01 - 550,000.00	29	15,157,436.53	4.36	6.890	92.94	598	92.03	72.22	68.84
550,000.01 - 600,000.00	26	14,843,535.53	4.27	6.893	88.60	605	90.54	65.47	73.33
600,000.01 - 650,000.00	19	11,872,843.52	3.41	6.802	84.01	608	89.38	52.84	42.19
650,000.01 >=	5	3,677,799.02	1.06	6.386	100.00	604	88.46	81.02	18.20
Total:	1,415	$347,813,278.17	100.00%	7.342%	80.37%	604	91.46%	64.69%	69.73%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1st Lien	1,415	$347,813,278.17	100.00%	7.342%	80.37%	604	91.46%	64.69%	69.73%
Total:	1,415	$347,813,278.17	100.00%	7.342%	80.37%	604	91.46%	64.69%	69.73%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Cash Out Refinance	842	$219,053,206.14	62.98%	7.088%	79.93%	594	89.76%	70.98%	70.45%
Purchase	521	120,628,321.46	34.68	7.780	84.29	625	94.64	51.59	67.74
Rate/Term Refinance	52	8,131,750.57	2.34	7.713	34.23	585	90.02	89.53	79.94
Total:	1,415	$347,813,278.17	100.00%	7.342%	80.37%	604	91.46%	64.69%	69.73%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Primary Home	1,258	$323,222,529.75	92.93%	7.326%	81.10%	602	91.62%	65.06%	69.21%
Investment	149	22,026,566.56	6.33	7.600	69.12	632	89.24	61.09	75.29
Second Home	8	2,564,181.86	0.74	7.242	84.96	630	90.55	48.82	87.76
Total:	1,415	$347,813,278.17	100.00%	7.342%	80.37%	604	91.46%	64.69%	69.73%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1 - 180	10	$1,089,129.67	0.31%	7.688%	0.00%	621	87.60%	68.95%	79.96%
181 - 240	52	6,381,688.41	1.83	7.941	4.37	607	88.84	91.03	91.63
241 - 360	1,353	340,342,460.09	97.85	7.330	82.05	604	91.52	64.18	69.29
Total:	1,415	$347,813,278.17	100.00%	7.342%	80.37%	604	91.46%	64.69%	69.73%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1 - 180	10	$1,089,129.67	0.31%	7.688%	0.00%	621	87.60%	68.95%	79.96%
181 - 240	52	6,381,688.41	1.83	7.941	4.37	607	88.84	91.03	91.63
241 - 360	1,353	340,342,460.09	97.85	7.330	82.05	604	91.52	64.18	69.29
Total:	1,415	$347,813,278.17	100.00%	7.342%	80.37%	604	91.46%	64.69%	69.73%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
CA	222	$93,203,551.36	26.80%	6.726%	97.32%	599	90.47%	68.93%	72.39%
NY	184	69,534,241.09	19.99	7.419	82.71	603	91.32	51.11	73.60
FL	169	33,801,505.05	9.72	7.527	75.62	612	92.68	66.66	72.98
NJ	93	30,805,376.64	8.86	7.522	86.80	611	92.20	50.12	68.89
IL	95	20,194,597.88	5.81	7.650	82.71	598	92.10	64.95	68.27
OH	144	16,019,489.61	4.61	7.804	52.40	596	90.05	69.74	60.78
MD	41	10,725,671.76	3.08	7.401	71.79	598	91.02	74.32	64.15
PA	53	7,606,415.99	2.19	7.865	52.61	607	92.61	75.96	70.94
AZ	37	7,082,226.86	2.04	7.515	74.59	615	92.77	81.46	69.95
MI	45	6,205,239.04	1.78	7.846	49.88	616	91.97	86.70	65.31
Other	332	52,634,962.89	15.13	7.679	64.33	608	92.04	72.31	63.07
Total:	1,415	$347,813,278.17	100.00%	7.342%	80.37%	604	91.46%	64.69%	69.73%

Original Loan-to-Value Ratio
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
First Lien Loans:
80.01 to 85.00%
With MI:	194	$46,805,260.99	13.46%	7.027%	68.32%	569	84.54%	78.37%	100.00%
Without MI:	61	13,207,561.80	3.80	7.069	89.41	573	84.59	75.38	0.00
85.01 to 90.00%
With MI:	386	93,186,649.96	26.79	7.211	72.96	594	89.61	66.29	100.00
Without MI:	192	42,837,955.63	12.32	7.147	93.46	574	89.75	61.64	0.00
90.01 to 95.00%
With MI:	304	79,769,577.30	22.93	7.282	74.89	628	94.79	71.04	100.00
Without MI:	137	42,170,154.17	12.12	7.524	96.13	615	94.78	36.21	0.00
95.01 to 100.00%
With MI:	104	22,784,433.94	6.55	8.496	89.57	679	99.99	59.41	100.00
Without MI:	37	7,051,684.38	2.03	8.745	100.00	646	100.00	66.82	0.00
Total:	1,415	$347,813,278.17	100.00%	7.342%	80.37%	604	91.46%	64.69%	69.73%

Original Effective Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	988	$242,545,922.19	69.73%	7.319%	74.26%	608	91.31%	69.54%	100.00%
80.01 to 85.00%	61	13,207,561.80	3.80	7.069	89.41	573	84.59	75.38	0.00
85.01 to 90.00%	192	42,837,955.63	12.32	7.147	93.46	574	89.75	61.64	0.00
90.01 to 95.00%	137	42,170,154.17	12.12	7.524	96.13	615	94.78	36.21	0.00
95.01 to 100.00%	37	7,051,684.38	2.03	8.745	100.00	646	100.00	66.82	0.00
Total:	1,415	$347,813,278.17	100.00%	7.342%	80.37%	604	91.46%	64.69%	69.73%

* LTV after taking mortgage insurance into account.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
First Lien Loans:
80.01 to 85.00%
With MI:	191	$46,249,092.26	13.30%	7.020%	68.28%	568	84.53%	78.97%	100.00%
Without MI:	59	13,069,303.89	3.76	7.064	89.30	573	84.59	75.11	0.00
85.01 to 90.00%
With MI:	378	92,565,657.23	26.61	7.203	73.30	594	89.61	66.22	100.00
Without MI:	187	42,352,684.67	12.18	7.147	93.39	574	89.75	61.35	0.00
90.01 to 95.00%
With MI:	315	80,946,738.76	23.27	7.293	74.46	628	94.68	70.80	100.00
Without MI:	144	42,793,683.04	12.30	7.519	96.19	614	94.69	36.99	0.00
95.01 to 100.00%
With MI:	104	22,784,433.94	6.55	8.496	89.57	679	99.99	59.41	100.00
Without MI:	37	7,051,684.38	2.03	8.745	100.00	646	100.00	66.82	0.00
Total:	1,415	$347,813,278.17	100.00%	7.342%	80.37%	604	91.46%	64.69%	69.73%

*Includes all liens on the mortgaged property.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
500 - 520	119	$20,154,327.84	5.79%	7.492%	70.79%	511	87.33%	93.86%	55.84%
521 - 540	65	17,604,634.89	5.06	7.221	80.62	532	87.87	92.00	73.16
541 - 560	134	32,148,657.96	9.24	7.216	81.36	552	88.16	81.04	65.76
561 - 580	100	22,344,731.23	6.42	7.441	69.15	571	88.36	69.04	74.36
581 - 600	166	48,595,208.94	13.97	7.020	84.79	591	90.20	69.97	69.71
601 - 620	325	91,106,229.18	26.19	7.271	84.82	610	92.12	59.56	58.23
621 - 640	217	51,526,465.46	14.81	7.325	81.21	629	93.05	63.00	76.76
641 - 660	113	27,413,035.57	7.88	7.538	73.64	650	94.08	45.19	83.32
661 - 680	69	15,385,731.47	4.42	7.497	74.85	668	94.74	61.11	82.79
681 - 700	57	11,832,255.18	3.40	7.951	77.73	688	96.30	24.06	85.02
701 - 720	27	4,927,367.10	1.42	8.021	78.31	709	96.62	39.09	94.65
721 - 740	13	2,542,717.92	0.73	8.728	91.56	727	98.67	16.74	74.97
741 - 760	7	1,270,985.68	0.37	7.686	87.52	752	98.70	54.31	79.60
761 - 780	3	960,929.75	0.28	9.176	100.00	765	100.00	0.00	100.00
Total:	1,415	$347,813,278.17	100.00%	7.342%	80.37%	604	91.46%	64.69%	69.73%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Single Family	1,047	$249,118,148.19	71.62%	7.277%	78.66%	601	91.18%	67.86%	70.66%
2-4 Family	150	44,389,570.52	12.76	7.630	82.54	617	92.12	45.13	65.55
Condo	115	27,212,598.25	7.82	7.535	93.32	615	92.86	55.45	69.87
PUD	89	25,058,889.42	7.20	7.303	77.94	604	92.00	77.10	73.49
Manufactured Housing	14	2,034,071.79	0.58	6.912	100.00	647	85.74	74.49	0.00
Total:	1,415	$347,813,278.17	100.00%	7.342%	80.37%	604	91.46%	64.69%	69.73%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$45,491,502.86	$2,554,076.43	$109,412,193.84	$23,595,978.08	$0.00	$0.00	$181,053,751.21
3/27 ARM (Libor)	76,892,611.72	1,008,994.72	516,145.93	19,794,941.11	0.00	0.00	98,212,693.48
Fixed Rate	24,798,988.64	9,856,825.79	1,439,949.87	32,171,911.79	0.00	0.00	68,267,676.09
2/18 ARM (Libor)	0.00	0.00	279,157.39	0.00	0.00	0.00	279,157.39
Total:	$147,183,103.22	$13,419,896.94	$111,647,447.03	$75,562,830.98	$0.00	$0.00	$347,813,278.17

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	25.13%	1.41%	60.43%	13.03%	0.00%	0.00%	52.05%
3/27 ARM (Libor)	78.29	1.03	0.53	20.16	0.00	0.00	28.24
Fixed Rate	36.33	14.44	2.11	47.13	0.00	0.00	19.63
2/18 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.08
Total:	42.32%	3.86%	32.10%	21.73%	0.00%	0.00%	100.00%

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	668	$173,459,838.42	49.87%	7.104%	79.90%	603	91.23%	69.57%	71.11%
None	542	147,183,103.22	42.32	7.557	83.15	606	91.82	56.97	71.25
1% of Orig. Bal.	103	11,814,940.83	3.40	7.738	71.04	600	89.87	68.14	48.61
2% of UPB	46	7,421,535.35	2.13	7.466	73.28	585	90.65	77.32	55.52
1% of UPB	39	5,709,882.90	1.64	7.819	61.26	624	92.46	81.00	62.30
Other	17	2,223,977.45	0.64	7.983	55.93	628	93.71	92.31	40.84
Total:	1,415	$347,813,278.17	100.00%	7.342%	80.37%	604	91.46%	64.69%	69.73%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Full	979	$224,999,097.39	64.69%	7.177%	77.61%	594	91.08%	100.00%	74.96%
Stated	312	91,604,045.05	26.34	7.757	85.21	631	92.37	0.00	64.60
Limited	124	31,210,135.73	8.97	7.318	86.10	603	91.49	0.00	47.12
Total:	1,415	$347,813,278.17	100.00%	7.342%	80.37%	604	91.46%	64.69%	69.73%

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 to 5.00	16	$3,364,487.11	0.97%	7.215%	82.62%	622	91.90%	100.00%	70.38%
5.01 to 10.00	27	4,410,977.20	1.27	7.137	65.39	623	90.93	100.00	71.39
10.01 to 15.00	47	9,922,357.16	2.85	7.284	81.42	604	90.10	100.00	77.85
15.01 to 20.00	81	12,210,899.39	3.51	7.349	79.29	604	91.93	100.00	78.23
20.01 to 25.00	38	6,816,637.06	1.96	7.150	80.78	606	92.76	100.00	74.35
25.01 to 30.00	70	13,374,478.80	3.85	7.255	74.42	600	91.52	100.00	83.22
30.01 to 35.00	117	25,760,268.50	7.41	7.187	73.55	591	90.77	100.00	68.89
35.01 to 40.00	145	31,041,861.51	8.92	7.259	73.29	595	91.01	100.00	78.95
40.01 to 45.00	171	43,016,052.09	12.37	7.197	77.07	595	91.49	100.00	76.23
45.01 to 50.00	266	75,008,177.16	21.57	7.073	81.18	585	90.73	100.00	72.73
50.01 to 55.00	1	72,901.41	0.02	7.990	0.00	514	85.00	100.00	100.00
Subtotal (Full Doc):	979	$224,999,097.39	64.69%	7.177%	77.61%	594	91.08%	100.00%	74.96%

Non-Full Doc Loans:
0.01 to 5.00	5	$549,476.22	0.16%	7.337%	58.06%	625	89.60%	0.00%	76.46%
5.01 to 10.00	13	2,300,340.08	0.66	7.404	55.32	639	92.57	0.00	78.14
10.01 to 15.00	27	5,487,007.69	1.58	7.530	74.09	640	89.44	0.00	42.25
15.01 to 20.00	34	6,168,607.89	1.77	7.564	81.46	621	90.02	0.00	60.34
20.01 to 25.00	22	3,452,656.26	0.99	8.070	73.24	637	94.02	0.00	55.90
25.01 to 30.00	31	6,843,662.08	1.97	7.592	81.88	623	92.85	0.00	71.74
30.01 to 35.00	50	13,615,105.84	3.91	7.739	82.35	618	91.92	0.00	63.57
35.01 to 40.00	60	17,708,377.23	5.09	7.790	82.73	619	92.32	0.00	50.58
40.01 to 45.00	75	24,781,455.65	7.12	7.651	91.41	632	93.09	0.00	72.28
45.01 to 50.00	119	41,907,491.84	12.05	7.569	89.70	619	92.00	0.00	55.51
Subtotal (Non-Full Doc):	436	$122,814,180.78	35.31%	7.646%	85.43%	624	92.15%	0.00%	60.16%

Total:	1,415	$347,813,278.17	100.00%	7.342%	80.37%	604	91.46%	64.69%	69.73%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	11	$4,604,350.27	1.32%	5.378%	100.00%	606	88.06%	90.59%	91.70%
5.501 to 6.000	38	15,818,368.15	4.55	5.845	100.00	601	88.00	84.47	77.46
6.001 to 6.500	114	42,539,673.43	12.23	6.315	100.00	597	89.64	81.22	77.22
6.501 to 7.000	214	69,205,627.41	19.90	6.814	100.00	593	90.48	72.09	62.97
7.001 to 7.500	204	59,643,168.32	17.15	7.285	100.00	605	92.45	60.93	61.23
7.501 to 8.000	197	49,129,287.54	14.13	7.740	100.00	604	92.57	47.64	64.18
8.001 to 8.500	85	20,034,487.62	5.76	8.288	100.00	626	94.93	26.15	49.11
8.501 to 9.000	53	9,294,796.38	2.67	8.722	100.00	639	96.66	47.08	44.21
9.001 to 9.500	19	3,793,807.63	1.09	9.301	100.00	638	96.32	34.44	46.33
9.501 to 10.000	24	4,591,183.41	1.32	9.815	100.00	673	99.98	35.84	63.02
10.001 to 10.500	4	706,069.69	0.20	10.209	100.00	620	95.20	48.02	51.98
10.501 to 11.000	1	184,782.23	0.05	10.600	100.00	705	100.00	0.00	100.00
Subtotal (ARM Loans):	964	$279,545,602.08	80.37%	7.186%	100.00%	605	91.74%	62.47%	64.43%

Fixed Rate Loans:
6.501 to 7.000	3	$557,131.92	0.16%	7.000%	0.00%	590	82.29%	100.00%	100.00%
7.001 to 7.500	136	23,224,343.07	6.68	7.319	0.00	613	90.34	82.42	90.30
7.501 to 8.000	118	19,036,233.17	5.47	7.818	0.00	606	90.40	71.48	93.05
8.001 to 8.500	78	9,587,848.55	2.76	8.278	0.00	583	89.53	75.02	85.29
8.501 to 9.000	76	10,638,040.50	3.06	8.740	0.00	597	90.70	60.44	93.72
9.001 to 9.500	21	2,796,910.60	0.80	9.259	0.00	598	92.88	79.95	93.72
9.501 to 10.000	16	1,703,856.38	0.49	9.698	0.00	579	90.16	51.07	100.00
10.001 to 10.500	2	341,421.39	0.10	10.131	0.00	616	91.93	100.00	100.00
10.501 to 11.000	1	381,890.51	0.11	10.550	0.00	566	85.00	0.00	100.00
Subtotal (Fixed Rate):	451	$68,267,676.09	19.63%	7.982%	0.00%	602	90.31%	73.79%	91.46%

Total:	1,415	$347,813,278.17	100.00%	7.342%	80.37%	604	91.46%	64.69%	69.73%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
3.501 - 4.000	82	$20,013,241.38	7.16%	7.499%	100.00%	609	93.08%	60.29%	63.66%
5.501 - 6.000	874	257,843,966.64	92.24	7.153	100.00	605	91.67	62.46	64.85
6.001 - 6.500	8	1,688,394.06	0.60	8.456	100.00	545	85.88	88.96	9.07
Total:	964	$279,545,602.08	100.00%	7.186%	100.00%	605	91.74%	62.47%	64.43%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
2.000	964	$279,545,602.08	100.00%	7.186%	100.00%	605	91.74%	62.47%	64.43%
Total:	964	$279,545,602.08	100.00%	7.186%	100.00%	605	91.74%	62.47%	64.43%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1.000	964	$279,545,602.08	100.00%	7.186%	100.00%	605	91.74%	62.47%	64.43%
Total:	964	$279,545,602.08	100.00%	7.186%	100.00%	605	91.74%	62.47%	64.43%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
11.001 - 11.500	11	$4,604,350.27	1.65%	5.378%	100.00%	606	88.06%	90.59%	91.70%
11.501 - 12.000	38	15,818,368.15	5.66	5.845	100.00	601	88.00	84.47	77.46
12.001 - 12.500	114	42,539,673.43	15.22	6.315	100.00	597	89.64	81.22	77.22
12.501 - 13.000	214	69,205,627.41	24.76	6.814	100.00	593	90.48	72.09	62.97
13.001 - 13.500	204	59,643,168.32	21.34	7.285	100.00	605	92.45	60.93	61.23
13.501 - 14.000	197	49,129,287.54	17.57	7.740	100.00	604	92.57	47.64	64.18
14.001 - 14.500	85	20,034,487.62	7.17	8.288	100.00	626	94.93	26.15	49.11
14.501 - 15.000	53	9,294,796.38	3.32	8.722	100.00	639	96.66	47.08	44.21
15.001 - 15.500	19	3,793,807.63	1.36	9.301	100.00	638	96.32	34.44	46.33
15.501 - 16.000	24	4,591,183.41	1.64	9.815	100.00	673	99.98	35.84	63.02
16.001 - 16.500	4	706,069.69	0.25	10.209	100.00	620	95.20	48.02	51.98
16.501 - 17.000	1	184,782.23	0.07	10.600	100.00	705	100.00	0.00	100.00
Total:	964	$279,545,602.08	100.00%	7.186%	100.00%	605	91.74%	62.47%	64.43%

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
<= 5.500	1	$433,276.03	0.15%	5.450%	100.00%	702	88.75%	0.00%	100.00%
5.501 - 6.000	47	19,663,927.88	7.03	5.745	100.00	601	88.05	87.50	81.58
6.001 - 6.500	115	42,865,187.94	15.33	6.310	100.00	597	89.61	81.36	76.64
6.501 - 7.000	214	69,205,627.41	24.76	6.814	100.00	593	90.48	72.09	62.97
7.001 - 7.500	204	59,643,168.32	21.34	7.285	100.00	605	92.45	60.93	61.23
7.501 - 8.000	197	49,129,287.54	17.57	7.740	100.00	604	92.57	47.64	64.18
8.001 - 8.500	85	20,034,487.62	7.17	8.288	100.00	626	94.93	26.15	49.11
8.501 - 9.000	53	9,294,796.38	3.32	8.722	100.00	639	96.66	47.08	44.21
9.001 - 9.500	19	3,793,807.63	1.36	9.301	100.00	638	96.32	34.44	46.33
9.501 - 10.000	24	4,591,183.41	1.64	9.815	100.00	673	99.98	35.84	63.02
10.001 - 10.500	4	706,069.69	0.25	10.209	100.00	620	95.20	48.02	51.98
10.501 - 11.000	1	184,782.23	0.07	10.600	100.00	705	100.00	0.00	100.00
Total:	964	$279,545,602.08	100.00%	7.186%	100.00%	605	91.74%	62.47%	64.43%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
13 - 24	649	$181,332,908.60	64.87%	7.138%	100.00%	605	91.70%	65.31%	62.87%
25 - 36	315	98,212,693.48	35.13	7.275	100.00	605	91.80	57.22	67.32
Total:	964	$279,545,602.08	100.00%	7.186%	100.00%	605	91.74%	62.47%	64.43%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, .  Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum.  In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.